UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 29,2000


                  BROADBAND WIRELESS INTERNATIONAL CORPORATION
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada

                 (State or other jurisdiction of incorporation)



           0-08507                                    75-1441442
           -------                                    ----------
   (Commission File Number)               (I.R.S. Employer Identification No.)



        1301 Avenue M, Cisco, Texas                  76437
        ---------------------------                  -----
  (Address of principal executive offices)          Zip Code)



                                 (254) 442-3968
                                 --------------
              (Registrant's telephone number, including area code)

Item 4.  Change in Registrant's Certifying Accountant

         On June 28, 2000, the Registrant's Board of Directors approved the engagement of the accounting firm of Clyde Bailey, P.C. as its independent certifying accountants for Registrant's fiscal year ending March 31, 2000 to replace the accounting firm of Jackson & Rhodes, P.C., who resigned on June 24, 2000. Jackson & Rhodes' reports on the financial statements of the Registrant for the past two fiscal years ended March 31, 1999 and March 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years and the interim periods subsequent to the Registrant's fiscal year ended March 31, 1999, there have been no disagreements with Jackson & Rhodes on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events as defined in Item 304 (a) (1) (iv) of Regulation S-B.

         The Registrant has requested that Jackson & Rhodes furnish it with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the above statements. A copy of Jackson & Rhodes' letter to the SEC, dated June 29, 2000, is filed as Exhibit 16.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         The following document is filed as part of this Report:

16.1     Letter to SEC from Jackson & Rhodes, P.C. dated June 29, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BROADBAND WIRELESS
                                            INTERNATIONAL CORPORATION

                                               (Registrant)



Date:          June 29, 2000                By: /s/ Ivan W. Webb
                                                --------------------------------
                                                    Ivan W. Webb, President

                                INDEX TO EXHIBITS

                                                                   Appears at
                                                                  Sequentially
Exhibit                                                            Numbered
Number                   Description                                 Page

 16.1      Letter to SEC from Jackson & Rhodes, P.C. dated
           June 29, 2000.                                             5

                     [Letterhead of Jackson & Rhodes, P.C.]


June 29, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.

Washington, D.C. 20549


RE:      BroadBand Wireless International Corporation
         Commission File No. 0-08507


We were previously the principal accountant for BroadBand Wireless International Corporation ("BroadBand") and we reported on the financial statements of BroadBand as of and for the years ended March 31, 1999 and 1998. On June 24, 2000, we resigned as principal accountant. We have read BroadBand's statements included under Item 4 of its Form 8-K dated June 29, 2000 and we agree with such statements.

                                                    Yours very truly,

                                                    JACKSON & RHODES, P.C.

                                                    /s/ Jackson & Rhodes
                                                    ----------------------------
                                                    Certified Public Accountants





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